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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 13, 1997

                           Transworld HealthCare, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)



         1-11570                                      13-3098275
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(Commission File Number)                  (I.R.S. Employer Identification No.)


        555 Madison Avenue, New York, New York                   10022
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 750-0064


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         (Former name or former address, if changed since last report.)





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Item 5.  Other Events

         Transworld HealthCare, Inc. ("Transworld") announced on October 13, 1997, that it, together with its largest stockholder, Hyperion Partners II L.P. submitted a proposal to Apria Healthcare Group Inc. ("Apria") in connection with a potential strategic combination between Transworld and Apria. The proposal contemplates $14 in cash and $4 in market value of the combined entity's common stock in exchange for each outstanding share of Apria common stock. The proposal is subject to among other things, completion of definitive documentation.

         Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 1997
                                               TRANSWORLD HEALTHCARE, INC.
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                                                       (Registrant)



                                              By:  /s/ Wayne A. Palladino
                                                   ----------------------------
                                                   Wayne A. Palladino
                                                   Senior Vice President and
                                                   Chief Financial Officer







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